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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                                NOVEMBER 18, 2004

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                        SOURCE INTERLINK COMPANIES, INC.
             (Exact name of registrant as specified in its charter)

           MISSOURI                        1-13437               43-1710906
           --------                        -------               ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                          27500 RIVERVIEW CENTER BLVD.
                            BONITA SPRINGS, FL 34134
          (Address of principal executive offices, including zip code)

                                 (239) 949-4450
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On November 18, 2004, Source Interlink Companies, Inc. ("Source"), Alliance Entertainment Corp. ("Alliance") and Alligator Acquisition, LLC ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Concurrently, and in connection therewith, (i) Source and Alliance entered into identical voting agreements (the "Source Voting Agreements") with each of certain directors and officers of Source and (ii) Source, Alliance and AEC Associates, LLC (the "Principal Alliance Stockholder") entered into a voting agreement (the "Alliance Voting Agreement").

         Merger Agreement

         Under the terms of the Merger Agreement, Alliance would merge with and into Merger Sub, a wholly owned subsidiary of Source. Source will issue to Alliance equityholders a number of shares of its common stock (including shares reserved for issuance pursuant to outstanding options, warrants and other rights assumed by Source) equal to Source's common stock outstanding prior to the closing of the merger (including those shares issuable for outstanding options, warrants and other rights). In addition, all outstanding Alliance stock options, warrants and other rights would be assumed by Source. As a condition to the merger, all shares of the preferred stock of Alliance would be converted into shares of the common stock of Alliance. The equityholders of Alliance and the equityholders of Source will each hold 50% of the fully diluted capitalization of the combined company at the closing.

         Source and Alliance have agreed that, immediately after the completion of the merger, the board of directors of Source will consist of eleven directors, including (i) six members designated by Source, three of whom will be independent, and (ii) five members designated by Alliance, three of whom will be independent.

         Source and Alliance have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) not to
(A) solicit proposals relating to alternative business combination transactions or (B) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with alternative business combination transactions, (ii) to cause stockholder meetings to be held to consider approval of the merger and related transactions, and (iii) subject to certain exceptions, for their respective boards of directors to recommend adoption and approval by its stockholders of the Merger Agreement and related transactions.

         Consummation of the merger is subject to various conditions, including, among other things, the approval by the stockholders of Source and Alliance, no legal impediment to the merger, the receipt of required regulatory approvals, receipt of existing lender consent and completion of a distribution by Alliance of its assets related to its "All Media Guide" and Digital On-Demand" businesses. The Merger Agreement contains certain termination rights for both Source and Alliance, and further provides that, upon termination of the Merger Agreement under specified circumstances Source may be required to pay Alliance a termination fee of $5 million.

         A copy of the Merger Agreement is included herein as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

         Source Voting Agreements

         Source and Alliance entered into the Source Voting Agreements with each of the following directors and officers of Source (each in their capacity as stockholders of Source): S. Leslie Flegel, Jason S. Flegel, John R. Amann, James
R. Gillis, Marc Fierman, A. Clinton Allen, Aron S. Katzman, Allan R. Lyons, Harry L. Franc, III and Kenneth F. Teasdale (collectively, the "Source Stockholders"). In the aggregate, the Source Stockholders hold 1,321,303 shares of Source common stock and options to acquire 2,280,114 shares of Source common stock. Pursuant to the Source Voting Agreements and subject to certain conditions specified therein, each of the Source Stockholders agreed to (i) retain Source shares until the merger is effective; (ii) vote in favor of the share issuance and the actions contemplated by the Merger Agreement; (iii) vote in favor of the amendment of Source's articles to increase authorized capital stock; (iv) vote against any action in opposition to the merger, including an Acquisition Proposal or Superior Proposal (as such terms are defined in the Merger Agreement); (v) vote in favor

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of the directors designated by the Principal Alliance Stockholder at the 2005
Source annual meeting; and (vi) grant an irrevocable proxy to Alliance to vote on their behalf.

            A copy of the form of the Source Voting Agreement is included herein as Exhibit 10.46 and is incorporated herein by reference. The foregoing description of the Source Voting Agreements is qualified in its entirety by reference to the full text of the form of Source Voting Agreement.

            Alliance Voting Agreement

            Pursuant to the Alliance Voting Agreement and subject to certain conditions specified therein, the Principal Alliance Stockholder agreed to: (i) retain Alliance shares until the merger is effective; (ii) convert all Alliance preferred stock to common; (iii) vote in favor of the Merger Agreement; (iv) vote in favor of the Distribution (as defined in the Merger Agreement); (v) vote against any action in opposition to the merger, including an Acquisition Proposal or Superior Proposal (as such terms are defined in the Merger Agreement); and (vi) grant an irrevocable proxy to Source to vote on their behalf. The Alliance Voting Agreement includes an ability for Source to act on behalf of the Principal Alliance Stockholder to call a stockholder meeting or solicit written consent to approve the merger.

            A copy of the Alliance Voting Agreement is included herein as
Exhibit 10.47 and is incorporated herein by reference. The foregoing description of the Alliance Voting Agreement is qualified in its entirety by reference to the full text of the Alliance Voting Agreement.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

The following exhibit is furnished herewith:

EXHIBIT NO.       DESCRIPTION
-----------       -----------
     2.1          Agreement and Plan of Merger, dated November 18, 2004, by and among Source Interlink Companies, Inc., Alliance Entertainment
                  Corp. and Alligator Acquisition, LLC.

    10.46         Form of Source Interlink Voting Agreement, dated November 18,
                  2004, between Source Interlink Companies, Inc., Alliance
                  Entertainment Corp. and certain stockholders of Source
                  Interlink.

    10.47 Company Voting Agreement, dated November 18, 2004, by and among Source Interlink Companies, Inc., Alliance Entertainment
                  Corp. and AEC Associates, LLC.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOURCE INTERLINK COMPANIES, INC.

                                   By: /s/ MARC FIERMAN
                                      ------------------------------------------
                                      Marc Fierman
                                      Vice President and Chief Financial Officer

Date:  November 24, 2004



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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
     2.1          Agreement and Plan of Merger, dated November 18, 2004, by and among Source Interlink Companies, Inc., Alliance Entertainment
                  Corp. and Alligator Acquisition, LLC.

    10.46         Form of Source Interlink Voting Agreement, dated November 18,
                  2004, between Source Interlink Companies, Inc., Alliance
                  Entertainment Corp. and certain stockholders of Source
                  Interlink.

    10.47 Company Voting Agreement, dated November 18, 2004, by and among Source Interlink Companies, Inc., Alliance Entertainment
                  Corp. and AEC Associates, LLC.